OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2023
Other Liabilities, Current [Abstract]
OTHER CURRENT LIABILITIES	OTHER CURRENT LIABILITIES
Other current liabilities is comprised of the following:

	Successor
(in thousands of $)	December 31, 2023	December 31, 2022
Deferred operating lease and advance charter hire revenue	23,645	15,588
Unfavorable contract liabilities (Note 10)	16,998	20,610
Current portion of operating lease liability (Note 11)	1,112	511
Mark-to-market liability on interest rate swaps (Note 21)	933	385
Debt guarantee liability (Note 22)	761	944
Other payables (1)	205	5,009
Other current liabilities	43,654	43,047

 (1) Included in “Other payables” is an amount payable to Hygo Energy Transition Ltd. ("Hygo") as a result of the participation of its vessels in the Cool Pool of $4.9 million as of December 31, 2022.